UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2013, McDermott International, Inc. (the “Borrower”) and certain of its wholly owned subsidiaries, as guarantors, entered into a second amendment and consent (“Amendment No. 2”) to the credit agreement dated May 3, 2010, among the Borrower, Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent (in such capacity, the “Collateral Agent”), and certain lenders and letter of credit issuers party thereto (as amended August 19, 2011, the “Credit Agreement”).

Amendment No. 2 amended the Credit Agreement to, among other things: (1) release the Collateral Agent’s mortgage on the marine vessel McDermott Derrick Barge No. 30 (the “DB 30”); (2) permit the transfer of the DB 30 to a Malaysian joint venture in which the Borrower, indirectly through certain of its subsidiaries, has an interest (the “Malaysian JV”); (3) permit the Borrower to, directly or indirectly through subsidiaries, make a loan to the Malaysian JV without otherwise using the Credit Agreement’s investment baskets; and (4) permit the exchange of a portion of the equity issued by the Malaysian JV held through the Borrower’s subsidiaries for a portion of the equity issued by an unaffiliated Malaysian company that owns a fabrication yard.

In connection with entering into Amendment No. 2, the Borrower paid a consent fee to the lenders party thereto.

The foregoing summary is qualified in its entirety by reference to the complete text of Amendment No. 2, which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 above is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Amendment No. 2 and Consent, dated as of March 25, 2013, entered into by and among McDermott International, Inc., as borrower, certain of its wholly owned subsidiaries, as guarantors, certain banks and financial institutions executing the signature pages thereto, as lenders and letter of credit issuers, and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Perry L. Elders
Perry L. Elders
Senior Vice President and Chief Financial Officer

March 28, 2013

EXHIBIT INDEX

No.	Description

4.1	Amendment No. 2 and Consent, dated as of March 25, 2013, entered into by and among McDermott International, Inc., as borrower, certain of its wholly owned subsidiaries, as guarantors, certain banks and financial institutions executing the signature pages thereto, as lenders and letter of credit issuers, and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent.